Exhibit 99.1

PHH Announces Results of Tender Offer and Consent Solicitation

Mt. Laurel, NJ September 14, 2006 - PHH Corporation (NYSE: PHH) (“PHH” or the “Company”) today announced the final results of its previously announced tender offer and consent solicitation (the “Offer”) for its public notes (the “Securities”), which expired at midnight and 5:00 p.m., New York City time, on September 13, 2006, respectively. The Company has received consents on behalf of approximately $585 million and tenders on behalf of approximately $416 million of the aggregate principal amount of the $1.081 billion of the Securities (together representing approximately 93% of the outstanding principal amount thereof). The following is a list of the outstanding Securities and the amount validly tendered for purchase at par under the Offer:

Outstanding Principal Amount	Title of Securities	CUSIP	Maturity	Amount Tendered
$400,000,000	6.000% Benchmark Issues	693320-AE-3	03/01/2008	$220,721,000
$600,000,000	7.125% Benchmark Issues	693320-AF-0	03/01/2013	$179,499,000
$ 840,000	5.550% Non-Callable Internotes	69334W-CK-5	01/15/2007	$94,000
$ 4,222,000	6.700% Non-Callable Internotes	69334W-AB-7	06/15/2007	$616,000
$ 4,098,000	6.650% Non-Callable Internotes	69334W-AF-8	06/15/2007	$657,000
$ 8,916,000	6.500% Non-Callable Internotes	69334W-AK-7	06/15/2007	$1,239,000
$ 971,000	6.400% Non-Callable Internotes	69334W-AP-6	07/15/2007	$97,000
$ 2,197,000	6.450% Non-Callable Internotes	69334W-AT-8	07/15/2007	$221,000
$ 3,528,000	6.050% Non-Callable Internotes	69334W-AX-9	08/15/2007	$863,000
$ 2,754,000	5.900% Non-Callable Internotes	69334W-BB-6	08/15/2007	$417,000
$ 1,770,000	5.850% Non-Callable Internotes	69334W-BF-7	09/15/2007	$539,000
$ 1,126,000	5.600% Non-Callable Internotes	69334W-BK-6	09/15/2007	$324,000
$ 2,724,000	5.600% Non-Callable Internotes	69334W-BP-5	09/15/2007	$577,000
$ 1,538,000	5.500% Non-Callable Internotes	69334W-BT-7	09/15/2007	$343,000
$ 1,558,000	5.500% Non-Callable Internotes	69334W-BX-8	10/15/2007	$173,000
$ 1,074,000	6.000% Non-Callable Internotes	69334W-CB-5	11/15/2007	$241,000
$ 700,000	5.900% Non-Callable Internotes	69334W-CF-6	11/15/2007	$70,000
$ 3,217,000	6.000% Non-Callable Internotes	69334W-CP-4	01/15/2008	$766,000
$ 4,688,000	6.000% Non-Callable Internotes	69334W-CT-6	01/15/2008	$883,000
$ 3,173,000	6.000% Non-Callable Internotes	69334W-CX-7	01/15/2008	$703,000
$ 2,637,000	5.750% Non-Callable Internotes	69334W-DB-4	03/15/2008	$541,000
$ 1,898,000	5.500% Non-Callable Internotes	69334W-DF-5	03/15/2008	$383,000
$ 2,648,000	5.800% Non-Callable Internotes	69334W-DK-4	03/15/2008	$311,000
$ 2,950,000	5.950% Non-Callable Internotes	69334W-DP-3	04/15/2008	$289,000
$ 2,853,000	5.600% Non-Callable Internotes	69334W-DU-2	04/15/2008	$435,000
$ 3,802,000	6.700% Callable Internotes	69334W-DQ-1	04/15/2010	$960,000
$ 2,326,000	6.450% Callable Internotes	69334W-DV-0	04/15/2010	$369,000
$ 6,098,000	7.850% Callable Internotes	69334W-DR-9	04/15/2018	$1,716,000
$ 6,391,000	7.650% Callable Internotes	69334W-DS-7	04/15/2018	$1,811,000

Payments for the tendered notes and consent fees are expected to settle today. As previously disclosed, Supplemental Indenture No. 4 to the Indenture governing the Securities was executed by the Company and the trustee on August 31, 2006. Supplemental Indenture No. 4 extends the deadline for the Company to deliver its financial statements to the trustee until December 31, 2006, if necessary, and waives all defaults that have occurred prior to August 31, 2006 relating to the Company's financial statement and other delivery requirements.

About PHH Corporation

Headquartered in Mount Laurel, New Jersey, PHH Corporation is a leading outsource provider of mortgage and vehicle fleet management services. Its subsidiary, PHH Mortgage, is one of the top ten retail originators of residential mortgages in the United States.(1) Its subsidiary, PHH Arval, is the second-largest fleet management services provider in the United States and Canada.(2) For additional information about the company and its subsidiaries please visit our website at www.phh.com.

(1) Inside Mortgage Finance, Copyright 2006
(2) Automotive Fleet Fact Book, June 2006

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may fluctuate", "may result", "will result" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading "Forward-Looking Statements" in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as Exhibit 99 thereto, titled "Risk Factors Affecting our Business and Future Results," in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

CONTACT:

PHH Corporation:
Investors: Nancy Kyle, (856) 917−4268
Media: Karen McCallson, (856) 917−8679